                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                          Amendment No. 1 to Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 31, 1999




                              TRANSMONTAIGNE INC.
                     ------------------------------------
            (Exact Name of Registrant as specified in its charter)


                                   Delaware
                     -------------------------------------
                (State or other jurisdiction of incorporation)

                       Commission File Number 001-11763

                          IRS Employer No. 06-1052062


                            370 Seventeenth Street
                                  Suite 2750
                               Denver, CO 80202
                     ------------------------------------
         (Address, including zip code of principal executive offices)

                                 303-626-8200
                     -------------------------------------
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by TransMontaigne Inc. ("TransMontaigne") on January 18, 2000 solely to add the pro forma financial information required by Item 7(b).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b)  Condensed Pro Forma Financial Information

  Introduction ......................................................  4
  Condensed Pro Forma Balance Sheet,
   December 31, 1999 (Unaudited) ....................................  5
  Condensed Pro Forma Statement of Operations,
   Six Months Ended December 31, 1999 (Unaudited) ...................  6
  Condensed Pro Forma Statement of Operations,
   Year Ended June 30, 1999 (Unaudited) .............................  7
  Notes to Condensed Pro Forma Financial
   Statements (Unaudited) ...........................................  8

ITEM7(b) CONDENSED PRO FORMA FINANICAL INFORMATION


INTRODUCTION

Effective as of December 31, 1999, TransMontaigne Inc. ("TransMontaigne"), sold all of the issued and outstanding capital stock of its wholly-owned natural gas gathering subsidiary, Bear Paw Energy Inc. ("BPEI") to BPE Acquisition LLC, a special purpose entity formed by BPEI's management in association with Thomas J. Edelman and Chase Capital Partners. The sale of BPEI was for cash consideration of $107,500,000, plus reimbursement for all of the capital expenditures made by TransMontaigne on BPEI's newly constructed Powder River coal seam gathering system from July 1, 1999 to the closing date, approximately $24,000,000. Subsequent to the closing date there will be post-closing adjustments determined in accordance with the Agreement and Plan of Merger dated December 27, 1999, to include net working capital. The sales price was established in arms-length negotiation between the managements of TransMontaigne and BPE Acquisition LLC.

The sale of BPEI resulted in the disposition of TransMontaigne's natural gas business segment which, through the ownership and operation of natural gas pipeline gathering systems, processing plants and related facilities, provides services for the gathering, treating, processing, fractionating and reselling of natural gas and natural gas liquids. TransMontaigne's natural gas gathering and processing assets consist of 6 gathering and processing systems in four states, Colorado, Montana, North Dakota and Wyoming, and the Canadian province of Saskatchewan, with a combined throughput capacity of 115 million cubic feet per day and over 2,900 miles of gathering pipelines.

The accompanying unaudited condensed pro forma balance sheet as of the end of the most recent period for which a consolidated balance sheet is required, December 31, 1999, includes the pro forma use of the proceeds that were not reflected on the December 31, 1999 balance sheet included with the TransMontaigne report on Form 10-Q, filed on February 14, 2000. The December 31, 1999 balance sheet included with the TransMontaigne report on Form 10-Q, reflected the sale as of December 31, 1999.

The accompanying unaudited condensed pro forma statements of operations for the six months ended December 31, 1999 and the year ended June 30, 1999 assume that BPEI was disposed of as of July 1, 1998 and eliminates the historical results of operations of BPEI from the historical results of operations of TransMontaigne for the six months ended December 31, 1999 and the year ended June 30, 1999.

The accompanying pro forma information should be read in conjunction with the related historical financial information and is not necessarily indicative of the results which would actually have occurred had this transaction been consummated on the dates or for the periods indicated, or which may occur in the future.

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Condensed Pro Forma Balance Sheet
December 31, 1999 (Unaudited)
(In thousands)
-----------------------------------------------------------------------------

                                                Condensed              Pro forma                 Condensed
Assets                                          historical            Adjustments                Pro Forma
------                                     --------------------    -----------------        --------------------
Current assets:
     Cash and cash equivalents             $            36,015                 1,150 (1)                 37,165
     Trade accounts receivable                         132,648                                          132,648
     Receivable from sale of
       Bear Paw Energy Inc.                            131,150              (131,150)(1)                      -
     Inventories                                       159,767                                          159,767
     Prepaid expenses and other                          5,092                                            5,092
                                           -------------------     -----------------        -------------------
                                                       464,672              (130,000)                   334,672
                                           -------------------     -----------------        -------------------
Property, plant and equipment:
     Land                                               14,960                                           14,960
     Plant and equipment                               339,339                                          339,339
     Accumulated depreciation                          (30,203)                                         (30,203)
                                           -------------------     -----------------        -------------------
                                                       324,096                     -                    324,096
                                            -------------------     -----------------       -------------------
Investments and other assets:
     Investments                                        46,141                                           46,141
     Deferred tax assets, net                           27,380                                           27,380
     Deferred debt issuance costs, net                   8,039                                            8,039
     Unrealized gains on energy
       related contracts                                 4,987                                            4,987
     Other assets, net                                   2,904                                            2,904
                                           -------------------     -----------------        -------------------
                                                        89,451                     -                     89,451
                                           -------------------     -----------------        -------------------
                                           $           878,219              (130,000)(1)                748,219
                                           ===================     =================        ===================

Liabilities and Stockholders' Equity
------------------------------------
Current liabilities:
     Trade accounts payable                $           104,196                                          104,196
     Inventory due under exchange
       Agreements                                       49,685                                           49,685
     Excise taxes payable                               51,243                                           51,243
     Other accrued liabilities                           6,418                                            6,418
     Current portion of long-term debt                   1,990                                            1,990
                                           -------------------     -----------------        -------------------
                                                       213,532                     -                    213,532
                                           -------------------     -----------------        -------------------

Long-term debt                                         335,000              (130,000)(1)                205,000

Stockholders' equity:
     Preferred Stock                                   170,115                                          170,115
     Common Stock                                          306                                              306
     Capital in excess of par value                    198,313                                          198,313
     Unearned compensation                              (1,072)                                          (1,072)
     Retained earnings                                 (37,975)                                         (37,975)
                                           -------------------     -----------------        -------------------
                                                       329,687                     -                    329,687
                                           -------------------     -----------------        -------------------
                                           $           878,219              (130,000)                   748,219
                                           ===================     =================        ===================

See accompanying notes to condensed pro forma financial statements.

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Condensed Pro Forma Statement of Operations
Six Months Ended December 31, 1999 (Unaudited)
(In thousands, except per share amounts)
------------------------------------------------------------------------------

                                                                                           Pro forma adjustments
                                                                                         -------------------------
                                                     TransMontaigne      Less BPEI                                   TransMontaigne
                                                       historical        historical      Debit          Credit         Pro Forma
                                                    ---------------    --------------   -------        --------    ----------------
Revenues                                            $  2,472,032           39,620                                     2,432,412

Costs and expenses:
  Product costs                                        2,428,339           21,369                                     2,406,970
  Operating expenses                                      33,112            7,760                                        25,352
  Impairment of long lived assets                         50,136                -                                        50,136
  General and administrative                              11,700              261                                        11,439
  Depreciation and amortization                           12,641            3,141                                         9,500
                                                    ------------       ----------       ------------   ----------   -----------
                                                       2,535,928           32,531                                     2,503,397
                                                    ------------       ----------       ------------   ----------   -----------

  Operating income (loss)                                (63,896)           7,089                                       (70,985)

Other income (expenses):
  Dividend income from
    petroleum related assets                                 774                -                                           774
  Interest income                                          1,182                -                                         1,182
  Interest expense                                       (18,757)               -                           5,525(2)    (13,232)
  Amortization of deferred debt issuance costs            (5,791)               -                                        (5,791)
  Other financing costs                                     (490)               -                                          (490)
                                                    ------------       ----------       ------------     --------   ------------
                                                         (23,082)               -                           5,525       (17,557)
                                                    ------------       ----------       ------------     --------   ------------

  Income (loss) from continuing operations               (86,978)           7,089                           5,525       (88,542)
  Gain on sale of Bear Paw Energy Inc.                    16,587                -             16,587(3)         -             -
                                                    ------------       ----------       ------------     --------   ------------

  Earnings (loss) before income taxes                    (70,391)           7,089             16,587        5,525       (88,542)

Income tax (expense) benefit                              28,160                                            7,257(4)     35,417

                                                    ------------       ----------       ------------     --------   ------------
  Net earnings (loss)                                    (42,231)           7,089             16,587       12,782       (53,125)
  Preferred stock dividends                               (4,253)               -                  -            -        (4,253)
                                                    ------------       ----------       ------------     --------   ------------
  Net loss attributable to common stockholders      $    (46,484)           7,089             16,587       12,782       (57,378)
                                                    ============       ==========       ============     ========   ============
  Weighted average common shares outstanding:
     Basic                                                30,538                                                         30,538
                                                    ============                                                    ============
     Diluted                                              30,538                                                         30,538
                                                    ============                                                    ============
  Earnings (loss) per common share:
     Basic                                          $      (1.52)                                                         (1.88)
                                                    ============                                                    ============
     Diluted                                        $      (1.52)                                                         (1.88)
                                                    ============                                                    ============


See accompanying notes to condensed pro forma financial statements.

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Condensed Pro Forma Statement of Operations
Year Ended June 30, 1999 (Unaudited)
(In thousands, except per share amounts)
-----------------------------------------------------------------------------

                                                                                          Pro forma adjustments
                                                                                        -------------------------
                                                     TransMontaigne     Less BPEI                                     TransMontaigne
                                                       historical       historical        Debit         Credit          Pro Forma
                                                   ---------------    --------------    -----------    ----------    --------------
Revenues                                           $  3,047,061            53,559                                        2,993,502

Costs and expenses:
  Product costs                                       2,934,942            29,168                                        2,905,774
  Operating expenses                                     47,174            13,167                                           34,007
  General and administrative                             17,991               343                                           17,648
  Depreciation and amortization                          16,775             5,962                                           10,813
                                                   ------------       -----------       -----------    ----------    -------------

                                                      3,016,882            48,640                                        2,968,242
                                                   ------------       -----------       -----------    ----------    -------------

  Operating income                                       30,179             4,919                                           25,260

Other income (expenses)
  Dividend income from
    petroleum related assets                              1,749                 -                                            1,749
  Interest income                                         1,921                 -                                            1,921
  Interest expense                                      (25,495)                -                          11,050 (2)      (14,445)
  Amortization of deferred debt issuance costs           (3,641)                -                                           (3,641)
  Other financing costs                                  (1,319)                -                                            1,319)
                                                   ------------       -----------       -----------    ----------    -------------

                                                        (26,785)                -                          11,050          (15,735)
                                                   -------------      -----------       -----------    ----------    -------------

  Earnings before income taxes                            3,394             4,919                          11,050            9,525

Income tax expense                                        1,455                 -                           2,452 (4)        3,907
                                                   ------------       -----------       -----------    ----------    -------------

  Net earnings                                            1,939             4,919                           8,598            5,618

Preferred stock dividends                                (2,274)                -                               -           (2,274)
                                                   ------------       -----------       -----------    ----------    -------------
Net earnings (loss) attributable
   to common stockholders                          $       (335)            4,919                           8,598            3,344
                                                   ============       ===========       ===========    ==========    =============

  Weighted average common shares outstanding:
       Basic                                             28,972                                                             28,972
                                                   ============                                                      =============
       Diluted                                           28,972                                                             29,764
                                                   ============                                                      =============
  Earnings per common share:
       Basic                                       $      (0.01)                                                              0.12
                                                   ============                                                      =============
       Diluted                                     $      (0.01)                                                              0.11
                                                   ============                                                      =============

See accompanying notes to condensed pro forma financial statements.

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Notes to Condensed Pro forma Financial Statements

BASIS OF PRESENTATION

Effective as of December 31, 1999, TransMontaigne Inc. ("TransMontaigne"), sold all of the issued and outstanding capital stock of its wholly-owned natural gas gathering subsidiary, Bear Paw Energy Inc. ("BPEI") to BPE Acquisition LLC, a special purpose entity formed by BPEI's management in association with Thomas J. Edelman and Chase Capital Partners. The sale of BPEI was for cash consideration of $107,500,000, plus reimbursement for all of the capital expenditures made by TransMontaigne on BPEI's newly constructed Powder River coal seam gathering system from July 1, 1999 to the closing date, approximately $24,000,000. The funds received were used to reduce long term debt and for general corporate purposes.

The sale of BPEI resulted in the disposition of TransMontaigne's natural gas business segment which, through the ownership and operation of natural gas pipeline gathering systems, processing plants and related facilities, provides services for the gathering, treating, processing, fractionating and reselling of natural gas and natural gas liquids. TransMontaigne's natural gas gathering and processing assets consisted of 6 gathering and processing systems in four states, Colorado, Montana, North Dakota and Wyoming, and the Canadian province of Saskatchewan, with a combined throughput capacity of 115 million cubic feet per day and over 2,900 miles of gathering pipelines.

The condensed pro forma balance sheet includes pro forma adjustments to give effect to the receipt of the proceeds as of December 31, 1999. The condensed pro forma statements of operations eliminate the historical revenue and expenses of BPEI for the respective periods presented and adjustments for the pro forma effects of the disposition.

PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the balance sheet of TransMontaigne at December 31, 1999 and to the statements of operations for the six months ended December 31, 1999 and for the year ended June 30, 1999:

1. To record the receipt of proceeds from sale of BPEI and reduction of long term debt.
2. To adjust interest expense for the six months ended December 31, 1999 and for the year ended June 30, 1999 to reflect the use of proceeds to reduce long-term debt.
3.   To eliminate gain on sale of BPEI.
4. To record the income tax effects of the elimination of BPEI historical results and the pro forma adjustments at an assumed tax rate of 40%.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: 17 March 2000                        TRANSMONTAIGNE INC.
      ----------------

                                           By: /s/ Donald H. Anderson
                                              ----------------------------

                                              Donald H. Anderson
                                              President

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